UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices)(Zip code)

Zachary P. Richmond

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 03/31

Date of reporting period: 03/31/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DEAN FUNDS

Small Cap Value Fund

Mid Cap Value Fund

Annual Report

March 31, 2015

DEAN SMALL CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS – (Unaudited)

The Dean Small Cap Value Fund was up +7.25% net of fees for the twelve months ending March 31st, 2015, compared with a +4.43% return for the benchmark Russell 2000 Value Index and a +8.21% return for the broader Russell 2000 Index.

Macro Factors Impacting Performance

Two of the principal financial markets narratives throughout the fiscal year were:

1.	Oil prices falling nearly 60% from peak to trough
2.	Five to 30 year US Treasury Bond rates falling approximately 40% from peak to trough

Our portfolio benefited from both of these macro shifts, as we maneuvered the portfolio to take advantage of the volatility and dislocations they created in individual stocks.

We took advantage of the volatility in oil prices by remaining nimble within the Energy sector. We had a lower percentage allocated to Energy stocks relative to our benchmark for most of the year as oil prices fell. However, we started to add weight aggressively to the Energy sector in the mid-November through mid-January time frame once the consequence of plummeting oil prices started to create truly depressed stock prices for individual companies. We were able to sift through the rubble and buy high quality companies where we felt the market was unfairly lumping them in with the rest of the Energy space as it indiscriminately sold all Energy stocks without distinction for quality. The higher quality stocks we purchased held up better than the Energy sector as a whole while oil prices continued to fall. Our stocks also experienced a nice bounce once oil prices appeared to stabilize towards the end of our fiscal year in February and March.

We also took advantage of the fall in interest rates throughout the fiscal year via our positioning in the Utilities and Real Estate Investment Trusts (REITs) industries. With the 10 Year Treasury rate around 2.7% at the beginning of the fiscal year, we were finding relative bargains in both the Utilities and REITs industries from a bottom up individual stock perspective. As a result, we had approximately 27% of the portfolio in these higher yielding stocks that, given their high dividend yields, tend to act more “bond-like” than the typical small cap stock. By December, the 10 Year Treasury Rate was approaching 2% and would ultimately fall to around 1.6% in January. This downward move in interest rates caused bond prices and “bond-like” stock prices to move higher throughout the year. We sold most of our Utilities and REITs weightings as the valuations and relative risk/rewards became less attractive than they were at the beginning of the year.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the benchmark for the twelve month period was Energy. The outperformance relative to the benchmark was due to solid stock selection. We started aggressively adding to our Energy weight around mid-November and continued to add through the end of the calendar year as the price of oil plummeted. We benefited from our underweight positioning in the sector while the price of West Texas Intermediate (WTI) oil dropped from approximately $105 to approximately $75 from June to mid-November. Subsequently, we have been hurt by our overweight stance since mid-November as oil continued its decline to as low as approximately $44 for WTI.

The second best performing sector relative to the benchmark was Consumer Staples. We benefited from both our overweight stance relative to the benchmark as well as strong stock selection. Throughout the year, the market tended to gravitate towards more historically defensive stocks such as Consumer Staples. Companies we owned in the Food Products and Beverages industries performed well and proved advantageous. We exited the Consumer Staples sector as the stocks looked overvalued to us based on normalized earnings power, and we struggled to find new stocks in the sector that met our strict criteria.

The worst performing sector relative to the benchmark for the last twelve months was Materials. The underperformance relative to the benchmark was solely due to poor stock selection. Some of our Materials stocks were negatively impacted by the strengthening U.S. dollar. This has led to less competitive pricing overseas, thus lower sales, along with smaller profits when foreign earnings are translated back into U.S. dollars.

The second worst performing sector relative to the benchmark was Health Care. The underperformance relative to the benchmark was due to our underweight stance throughout the fiscal year, as our stock selection was solid and added value relative to the benchmark. The Health Care sector had, by far, the best total return of any of the sectors in our benchmark this fiscal year. We believe that many Health Care stocks are overvalued based on normalized earnings power, as they have been driven up by momentum. As the Health Care stocks continued to move higher and became overvalued in our view, we reduced our weight in the sector, which led to the underperformance.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the fiscal year was Chatham Lodging (CLDT). CLDT is a real estate investment trust (REIT) that invests in upscale, extended-stay, select-service, and full service hotels. Its properties are located in major markets with high barriers to entry, near primary demand generators for both business and leisure guests. CLDT, the company, has benefited from an improving economy and increased travel as well as solid fundamental execution of its growth strategy. CLDT, the stock, has benefited from declining interest rates and the demand for higher yielding securities. We have been lowering our weight as CLDT outperforms the small cap universe; however, we still hold a small position.

The second largest contributing stock was SM Energy (SM). SM is an independent energy company that explores for and produces natural gas and crude oil. Its acreages include the Eagle Ford in Texas, the Bakken/Three Forks in North Dakota, the Permian Basin in West Texas, and the Mid-Continent region in Oklahoma, Arkansas, and Louisiana. With oil prices somewhat stabilizing in a range between the mid-40’s and mid-50’s for West Texas Intermediate Crude (WTI), coupled with a production and capex outlook provided by management that was less dire than the market was expecting, SM’s stock rallied abruptly from mid-January to mid-February from very depressed levels. We lowered our weight as the upward price movement took our position to around 3% of the portfolio, but we still maintain a sizeable position.

The largest detracting stock in the period was Oasis Petroleum (OAS). OAS is an energy exploration and production company. It acquires and develops unconventional oil and natural gas resources in the Montana and North Dakota regions of the Williston Basin. As a Bakken shale pure play, and with its stock price down 50% from its July high, we felt OAS was an attractive opportunity to build our energy weight amid the plummeting price of oil, as long as oil stabilized above roughly $70-$75 for WTI. However, once it became clear that oil might stay below $70 for longer than we originally anticipated, coupled with an analysis of OAS’s bonds, we concluded that we needed to revisit our thesis on OAS. At the time, OAS’s bonds were yielding north of 10%, and the yield spread relative to comparable Treasuries had expanded to wider than 8%, which demonstrated the difficult economics OAS’s was facing at sub $70 oil and was a warning sign to us that OAS might get into a cash crunch. We concluded that this would most likely cause OAS to issue new equity shares in order to raise capital, and dilute us as current shareholders. We decided to harvest the tax loss and exit the position for better, higher quality opportunities in the energy sector that had fallen into our market cap range.

The second largest detracting stock was Tesco (TESO). TESO designs and manufactures technology-based solutions for the upstream energy industry. It markets and operates top drive drilling systems, while also providing casing and tubing services. Like many other energy service and equipment companies, TESO’s stock price came under severe pressure as expectations for capital spending from oil companies dropped dramatically with the falling price of oil. Similar to OAS, we exited our position to harvest a tax loss, while at the same time redeploying the capital by rotating up the quality ladder into higher quality energy stocks as they fell into our small cap space.

Current Positioning and Opportunities

Our largest overweight sectors relative to the benchmark are in the Industrials and Energy sectors. Our largest underweight sectors relative to the benchmark are in the Financials and Utilities sectors. As always, these relative weights are a residual of our bottom-up opportunities and not based on a top-down macro call on the market or economy.

Towards the end of the fiscal year, we slightly reduced our Energy weight on the big bounce in Energy stocks when the price of oil stabilized. We also lowered the Materials weight, while adding to companies in niche businesses within the Industrials and Information Technology sectors.

We are continuing to see stocks in industries such as Banks and Insurance look attractive on our bottom-up stock screening and ranking systems. Persistently low interest rates continue to pressure near term earnings in these two industries, but the stocks are screening well for us since we estimate full cycle normalized earnings power rather than using near term earnings to value companies.

We are also seeing opportunities emerge in many stocks that have exposure to the U.S. dollar, whether that is directly through controlling foreign operations or indirectly through commodity end market exposure. Similar to the Banks and Insurance industries, near term earnings are depressed for these companies; however, the stocks are starting to look attractive to us when valued on full cycle normalized earnings power.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process should produce favorable results over time.

Thank you for your continued confidence in Dean.

PERFORMANCE SUMMARY – (Unaudited)

Total Returns for the Periods Ended March 31, 2015*
		Average Annual
Fund/Index	1 Year	5 Year	10 Year
Dean Small Cap Value Fund	7.25%	13.44%	7.21%
Russell 2000 Value Index**	4.43%	12.54%	7.53%
Russell 2000 Index**	8.21%	14.57%	8.82%

Total annual operating expenses, as disclosed in the Fund’s prospectus, were 1.22% of average daily net assets (1.26% after expense recapture by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets through July 31, 2015, subject to the Adviser’s right to recoup reimbursements on a rolling three-year basis so long as the recoupment would not exceed the 1.25% expense cap. This expense cap may not be terminated prior to July 31, 2015, except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell 2000 and Russell 2000 Value Indices are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund,

the Russell 2000 Index and the Russell 2000 Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2005 and held through March 31, 2015.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION & ANALYSIS – (Unaudited)

The Dean Mid Cap Value Fund was up +7.50% net of fees for the twelve months ending March 31st, 2015, compared with a +11.70% return for the benchmark Russell Midcap Value Index and a 13.68% return for the Russell Midcap Index.

Macro Factors Impacting Performance

There were several factors at work over the year that proved to be headwinds to our strategy. The key factor was growth beating value by a large margin. The Russell Mid Cap Growth Index was up 15.56% vs. the Russell Mid Cap Value Index up 11.70%, a 3.86% outperformance by growth oriented stocks. An additional factor working against us was momentum. As fewer stocks exhibited strong fundamentals, the market narrowed, with performance driven by stocks with price and earnings momentum. Stocks with higher valuations also tended to outperform stocks with lower valuations. As our process sells stocks that are expensive based on our estimate of normal earning power and rotates to undervalued stocks, the continued momentum and high valuation had a negative impact.

Additional factors impacting performance were interest rates, foreign currency and energy prices. Our portfolio has been positioned for rising interest rates for the past year, with a large underweight in Real Estate Investment Trusts (REITs), which benefit from declining interest rates, and holdings leveraged to higher rates within Banks, Diversified Financials and Insurance. As the 10 Year Treasury fell from around 2.7% to 1.9% in the fiscal year, we were underexposed to areas benefitting from the decline. During the fiscal year, the US Dollar appreciated meaningfully against foreign currencies and was up nearly 30% relative to the Euro. This appreciation was a negative to our portfolio, as we had a higher percentage of foreign exposure, specifically within Industrials and Materials. Finally, West Texas Intermediate (WTI) crude oil fell approximately 53% over the fiscal year, negatively impacting our portfolio as we were slightly overweight Energy, and many of our Industrials and Materials holdings were exposed to Energy end markets.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the Midcap Value Index for the fiscal year was Utilities. Utilities were our second largest underweighted sector. With the sector underperforming the index, our underweight was beneficial. While Utilities perform well in the declining interest rate environment present over the past fiscal year, high valuations and relative slow earnings growth kept the sector from outperforming the index. In addition to our sector weight being additive, stock selection also added to performance. Our holdings in Westar Energy (WR), Excel Energy (XEL), CMS Energy (CMS), AGL Resources (GAS) and Scana (SCG) outperformed the sector and the benchmark for the period held.

Consumer Staples was the second best performing sector relative to the benchmark. Our overweight in an outperforming sector proved beneficial, with mergers and acquisitions benefitting the sector. Early in the year, several food and beverage stocks were put into play when Hillshire Brands (HSH) made an acquisition bid for Pinnacle Foods (PF). The action started a bidding war, with Tyson Foods (TSN) and Pilgrim’s Pride (PPC) making offers to acquire Hillshire Farms. Ultimately, Tyson Foods won the bidding battle, acquiring Hillshire Foods at a significant premium. Later in the year, Berkshire Hathaway’s H.J. Heinz Co. made a bid to acquire Kraft (KRFT) foods for a significant premium. These transactions led to branded consumer food company’s shares rising on speculation of additional industry consolidation, benefitting our holdings in Kellogg (K) and J.M. Smuckers (SJM). Stock selection was also beneficial, with Energizer Holdings (ENR) announcing it would split the company into two companies, one with household products including batteries and the other with the faster growing personal care business. The news led the stock to appreciate nearly 40% over the past year.

The worst performing sector relative to the benchmark for the fiscal year was Industrials. Industrials has been one of our largest overweight sectors over the past year. Due to many factors, the sector performed poorly in the year, with only Energy and Materials fairing worse. Within Industrials, Capital Goods stocks related to heavy machinery, agriculture, energy and general economic activity lagged the market. The only bright spot within Capital Goods was defense and aerospace and building products, of which we owned neither. Our stock selection suffered, as the majority of our holdings were either impacted by the rising dollar or by the rapid decline in oil prices over the year.

Consumer Discretionary was the second worst performing sector relative to the benchmark. Consumer Discretionary was the benchmark’s second highest returning sector for the year behind Health Care. As energy prices began their rapid descent in October, the Consumer Discretionary sector was a prime beneficiary, as lower fuel prices were expected to increase discretionary income and spending. Continued low interest rates and improved employment statistics also helped push up big ticket items such as autos, homebuilding and leisure activities. A large portion of our underperformance was in Ralph Lauren (RL), an upper end apparel company with a large store presence in the US and Europe. RL had been spending capital to improve their stores and infrastructure with the expected benefits to be realized in FY15. Ralph Lauren reset earnings expectations significantly lower in February due to currency impacts (strong dollar) and growth initiatives not having the desired outcome. Additional missteps were exiting Kohl’s (KSS) and Dick’s Sporting Goods (DKS) early in the fiscal year, after several quarters of poor execution, including the holiday season 2014. This action proved costly, as retail stocks serving lower price point customers surged on the expected windfall from lower oil prices. An additional holding, Macy’s (M), lagged the group due to its higher price point positioning.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing stock for the year was CareFusion Corp. (CFN). CareFusion is a leading medical device and hospital supply company focused on improving safety and quality of healthcare. On October 2, Becton Dickinson (BDX) made a $12.2B cash and stock offer to buy CareFusion, which was a 22.9% premium to the prior day close. The acquisition was completed March 17, 2015, after receiving regulatory approval.

Equity Lifestyle Properties (ELS) was the second largest contributing stock for the year. ELS operates as a Real Estate Investment Trust (REIT) and is an owner, operator, and lessor of housing community sites that accommodate manufactured homes (MH), cottages, cabins or recreational vehicles (RVs). The company owns 380 communities in 38 states with locations concentrated in warm climates or near travel destinations. The largest concentration of communities is within Arizona, California and Florida. The communities target empty nesters, vacationers, retirees and outdoor enthusiasts. In addition to benefitting from declining interest rates in the year, lower energy prices, as well as improving consumer confidence, led to improving business fundamentals. Demographics are also in the company’s favor as the population of retirees increases.

The largest detracting stock was Noble Energy (NBL). Noble Energy is an energy exploration and production company with production being approximately 40% oil and 60% natural gas. Key operations are in the Rocky Mountains, Mid-continent and Gulf of Mexico in the U.S., with international operations in Israel, the North Sea and West Africa. Over the past year, the company has been negatively affected by operational issues reducing production below expectations in the Rocky Mountain region and in Equatorial Guinea. The company has also been impacted by a proposed change in the regulatory framework for its Israeli gas projects. A significant decline in oil prices in the second half of the year also contributed to the stock’s decline.

The second largest detracting stock was FMC Corp (FMC). FMC is a diversified chemical company serving agricultural, consumer and industrial markets globally. The company operates in three segments: Agricultural Products (crop protection), Specialty Chemicals (bio-polymer and lithium) and Industrial Chemicals (soda ash and peroxygens). The company announced in March 2014 that it would split into two companies, separating the agriculture segment and the soda ash and lithium segments. Later in the year, the company made a change to its strategic direction by acquiring Cheminova, a crop protection company, for $1.2B and announcing it would retain the lithium portion of its business. The alkali chemicals business was sold to Tronox Ltd for approximately $1.6 billion dollars. In addition to the shift in strategic direction being received negatively, fundamentals within the agricultural markets have declined meaningfully throughout the year. Commodity prices have trended lower on increasing supplies, reducing demand for agricultural chemicals. FMC has revised earnings expectations lower as growth has stalled.

Current Positioning and Opportunities

Our largest overweight sectors are Consumer Staples and Industrials. While valuations for Consumer Staples are elevated, we continue to hold our overweight based on company specific situations and the sector’s defensive characteristics. Within Industrials, many of our holdings have been negatively impacted by Energy and foreign currency exposure. We continue to maintain our positions in these holdings.

The largest underweight sectors continue to be Financials, primarily in REITs, and Utilities. Changes in interest rates pose the largest risk for these areas. It has yet to be demonstrated if the economy is strong enough to endure the raising or “normalization” of interest rates by the Federal Reserve. The current low interest rate environment has helped drive valuations in these areas much higher than historically, thus our underweight position.

With the decline in interest rates discussed above, we are seeing opportunities in Banks, Insurance and certain Diversified Financials. The low interest rate environment has depressed earnings, as it pressures Banks’ net interest margins and the yield on Insurance company bond portfolios.

In addition, we are seeing opportunities in stocks with exposure to the U.S. Dollar and to low energy prices. A rising dollar has negatively impacted earnings of companies with international operations or those with large export businesses, such as Industrials. A rising dollar makes U.S. produced goods less price competitive to foreign buyers. In addition, while many Energy sector stocks have rebounded off of the December lows, there remain opportunities within stocks that would benefit from higher energy prices or a normalization of energy related capital spending.

We remain focused on applying our discipline of buying high quality companies at a discount to their fair value over the cycle.

PERFORMANCE SUMMARY – (Unaudited)

Total Returns for the Periods Ended March 31, 2015*
		Average Annual
Fund/Index	1 Year	5 Year	10 Year
Dean Mid Cap Value Fund	7.50%	10.50%	5.23%
Russell Midcap Value Index**	11.70%	15.84%	9.61%
Russell Midcap Index**	13.68%	16.16%	10.02%

Total annual operating expenses, as disclosed in the Fund’s prospectus, were 2.01% of average daily net assets (1.50% after fee waivers/expense reimbursements by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets through July 31, 2015, subject to the Adviser’s right to recoup reimbursements on a rolling three-year basis so long as the recoupment would not exceed the 1.50% expense cap. This expense cap may not be terminated prior to July 31, 2015, except by the Board of Trustees

Effective March 31, 2011, the Fund changed its investment strategies from Large Cap Value to Mid Cap Value and also changed its benchmarks from the Russell 1000® Value Index to the Russell Midcap® Value and Russell Midcap® Indices. Performance prior to March 31, 2011 reflects the Fund’s Large Cap Value investment strategies and, as a result, the Fund’s 5 and 10 year returns vary substantially from those of the Midcap indices.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Russell Midcap and Russell Midcap Value Indices are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Comparison of the Change in the Value of a $10,000 Investment in the Dean Mid Cap Value Fund,

the Russell Midcap Index, and the Russell Midcap Value Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index and the Russell Midcap Value Index on March 31, 2005 and held through March 31, 2015.

The Russell Midcap Index and the Russell Midcap Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN SMALL CAP VALUE FUND HOLDINGS – (Unaudited)

1As	a percent of total investments.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

DEAN MID CAP VALUE FUND HOLDINGS – (Unaudited)

1As	a percent of total investments.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

PORTFOLIO HOLDINGS – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS’ EXPENSES – (Unaudited)

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2014 to March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Small Cap Value Fund	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period October 1, 2014 – March 31, 2015*
Actual	$1,000.00	$1,090.90	$6.52
Hypothetical**	$1,000.00	$1,018.70	$6.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Dean Mid Cap Value Fund	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During Period October 1, 2014 – March 31, 2015*
Actual	$1,000.00	$1,076.40	$7.77
Hypothetical**	$1,000.00	$1,017.45	$7.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2015

COMMON STOCKS – 95.19%	Shares	Fair Value

Consumer Discretionary – 17.40%
Ascena Retail Group, Inc. *	100,090	$1,452,306
Buckle, Inc./The	56,700	2,896,803
Children’s Place, Inc./The	52,745	3,385,702
Cracker Barrel Old Country Store, Inc.	5,945	904,472
Fox Factory Holding Corp. *	101,065	1,550,337
Genesco, Inc. *	17,350	1,235,841
Helen of Troy Ltd. *	21,599	1,760,103
Hibbett Sports, Inc. *	35,480	1,740,649
Hillenbrand, Inc.	68,110	2,102,556
John Wiley & Sons, Inc. – Class A	28,510	1,743,101
Meritage Homes Corp. *	62,715	3,050,458
Steve Madden, Ltd. *	44,970	1,708,860
Winnebago Industries, Inc.	62,330	1,325,136

		24,856,324

Energy – 8.64%
Denbury Resources, Inc.	209,495	1,527,219
Frank’s International NV	83,620	1,563,694
Panhandle Oil and Gas, Inc.	75,725	1,498,598
SM Energy Co.	50,255	2,597,178
World Fuel Services Corp.	65,810	3,782,759
WPX Energy, Inc. *	125,922	1,376,327

		12,345,775

Financials – 23.93%
American Equity Investment Life Holding Co.	107,150	3,121,279
AMERISAFE, Inc.	49,010	2,266,712
BancFirst Corp.	16,405	1,000,377
Bank of Marin Bancorp	39,870	2,029,383
BBCN Bancorp, Inc.	96,770	1,400,262
Bryn Mawr Bank Corp.	62,297	1,894,452
Community Trust Bancorp, Inc.	41,600	1,379,456
ConnectOne Bancorp, Inc.	73,510	1,430,505
Enstar Group Ltd. *	9,550	1,354,763
First NBC Bank Holding Co. *	50,080	1,651,638
Glacier Bancorp, Inc.	83,480	2,099,522
Horizon Bancorp	91,761	2,146,290
Lakeland Financial Corp.	42,055	1,706,592
Primerica, Inc.	50,667	2,578,950
ProAssurance Corp.	78,495	3,603,705
Southside Bancshares, Inc.	47,455	1,361,484
Tompkins Financial Corp.	37,795	2,035,261
United Financial Bancorp, Inc.	90,284	1,122,230

		34,182,861

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2015

COMMON STOCKS – 95.19% – continued	Shares	Fair Value

Health Care – 3.32%
Ensign Group, Inc./The	27,830	$1,304,114
Exactech, Inc. *	93,030	2,384,359
National Healthcare Corp.	16,615	1,058,542

		4,747,015

Industrials – 21.27%
Alamo Group, Inc.	27,155	1,714,295
AZZ, Inc.	72,265	3,366,826
Blount International, Inc. *	122,245	1,574,516
Clean Harbors, Inc. *	43,610	2,476,176
Crane Co.	30,112	1,879,290
Cubic Corp.	41,260	2,136,030
Encore Wire Corp.	41,670	1,578,460
Forward Air Corp.	19,520	1,059,936
Hyster-Yale Materials Handling, Inc. – Class A	19,615	1,437,583
John Bean Technologies Corp.	48,170	1,720,632
Kadant, Inc.	16,408	863,225
LB Foster Co. – Class A	36,205	1,719,013
Marten Transport Ltd.	82,650	1,917,480
McGrath RentCorp	43,175	1,420,889
Multi-Color Corp.	40,730	2,823,811
Valmont Industries, Inc.	10,890	1,338,163
VSE Corp.	16,685	1,366,168

		30,392,493

Information Technology – 13.61%
CACI International, Inc. – Class A *	27,375	2,461,560
Convergys Corp.	170,279	3,894,281
Littelfuse, Inc.	33,640	3,343,480
MTS Systems Corp.	35,300	2,670,445
Plexus Corp. *	34,885	1,422,261
Progress Software Corp. *	71,435	1,940,889
Tech Data Corp. *	64,333	3,716,517

		19,449,433

Materials – 1.52%
Hawkins, Inc.	38,695	1,470,023
Innophos Holdings, Inc.	12,390	698,300

		2,168,323

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2015

COMMON STOCKS – 95.19% – continued	Shares	Fair Value
Real Estate Investment Trusts – 2.70%
Chatham Lodging Trust	22,395	$658,637
LTC Properties, Inc.	15,000	690,000
Piedmont Office Realty Trust, Inc.	54,810	1,020,014
Ryman Hospitality Properties, Inc.	12,005	731,225
Summit Hotel Properties, Inc.	53,990	759,639

		3,859,515

Utilities – 2.80%
Laclede Group, Inc./The	26,815	1,373,464
New Jersey Resources Corp.	43,800	1,360,428
Northwestern Corp.	23,560	1,267,292

		4,001,184

TOTAL COMMON STOCKS (Cost $114,660,832)		136,002,923

MONEY MARKET SECURITIES – 5.30%
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.14% (a)	7,575,774	7,575,774

TOTAL MONEY MARKET SECURITIES (Cost $7,575,774)		7,575,774

TOTAL INVESTMENTS – 100.49% (Cost $122,236,606)		$143,578,697

Liabilities in Excess of Other Assets – (0.49)%		(706,650)

TOTAL NET ASSETS – 100.00%		$142,872,047

(a)	Rate disclosed is the seven day yield as of March 31, 2015.

*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2015

COMMON STOCKS – 95.20%	Shares	Fair Value

Consumer Discretionary – 13.10%
Aramark	8,747	$276,668
Children’s Place, Inc./The	4,180	268,314
Interpublic Group of Cos., Inc./The	11,290	249,735
Macy’s, Inc.	4,348	282,229
Newell Rubbermaid, Inc.	7,605	297,127
Panera Bread Co. – Class A *	1,486	237,753
Sally Beauty Holdings, Inc. *	8,310	285,615
Vista Outdoor, Inc. *	5,975	255,850

		2,153,291

Consumer Staples – 6.56%
Energizer Holdings, Inc.	2,166	299,016
Ingredion, Inc.	3,509	273,070
JM Smucker Co./The	2,350	271,965
Kellogg Co.	3,559	234,716

		1,078,767

Energy – 5.33%
Cimarex Energy Co.	2,048	235,704
Dril-Quip, Inc. *	2,921	199,767
Energen Corp.	3,206	211,596
Noble Energy, Inc.	4,667	228,216

		875,283

Financials – 19.68%
Allstate Corp./The	3,979	283,185
Ameriprise Financial, Inc.	1,914	250,428
Brown & Brown, Inc.	7,400	245,014
Capitol Federal Financial, Inc.	19,139	239,238
Commerce Bancshares, Inc.	6,448	272,879
Discover Financial Services	4,550	256,393
KeyCorp	17,276	244,628
M&T Bank Corp.	2,166	275,082
Reinsurance Group of America, Inc.	2,921	272,208
Torchmark Corp.	6,262	343,909
Unum Group	8,636	291,292
W.R. Berkley Corp.	5,171	261,187

		3,235,443

Health Care – 10.75%
Becton, Dickinson and Co.	440	63,180
C.R. Bard, Inc.	2,015	337,210
Jazz Pharmaceuticals PLC *	1,414	244,325
Mednax, Inc. *	3,794	275,103

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2015

COMMON STOCKS – 95.20% – continued	Shares	Fair Value

Health Care – 10.75% – continued
Patterson Companies, Inc.	5,994	$292,447
Quest Diagnostics, Inc.	3,511	269,820
Zimmer Holdings, Inc.	2,418	284,163

		1,766,248

Industrials – 10.90%
Flowserve Corp.	3,693	208,618
Fluor Corp.	3,811	217,837
Parker Hannifin Corp.	1,864	221,406
Republic Services, Inc.	7,337	297,589
Snap-on, Inc.	2,183	321,032
W.W. Grainger, Inc.	1,206	284,387
Xylem, Inc.	6,896	241,498

		1,792,367

Information Technology – 10.44%
Arrow Electronics, Inc. *	4,483	274,135
Global Payments, Inc.	3,207	294,018
Keysight Technologies, Inc. *	6,094	226,392
KLA-Tencor Corp.	4,217	245,809
Littelfuse, Inc.	3,046	302,742
Synopsys, Inc. *	8,042	372,505

		1,715,601

Materials – 6.27%
Airgas, Inc.	2,434	258,272
Bemis Co., Inc.	6,044	279,898
FMC Corp.	4,348	248,923
Sealed Air Corp.	5,332	242,926

		1,030,019

Real Estate Investment Trusts – 5.52%
Equity Lifestyle Properties, Inc.	5,775	317,336
RLJ Lodging Trust	9,099	284,890
Weingarten Realty Investors	8,495	305,650

		907,876

Utilities – 6.65%
CMS Energy Corp.	8,260	288,357
National Fuel Gas Co.	4,519	272,631
Westar Energy, Inc.	7,488	290,235
Xcel Energy, Inc.	6,929	241,198

		1,092,421

TOTAL COMMON STOCKS (Cost $12,176,598)		15,647,316

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

March 31, 2015

MONEY MARKET SECURITIES – 4.76%	Shares	Fair Value
Fidelity Institutional Money Market Portfolio – Institutional Class, 0.14% (a)	782,325	$782,325

TOTAL MONEY MARKET SECURITIES (Cost $782,325)		782,325

TOTAL INVESTMENTS – 99.96% (Cost $12,958,923)		$16,429,641

Other Assets in Excess of Liabilities – 0.04%		6,932

TOTAL NET ASSETS – 100.00%		$16,436,573

(a)	Rate disclosed is the seven day yield as of March 31, 2015.

*	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2015

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Assets
Investment in securities:
At cost	$122,236,606	$12,958,923

At fair value	$143,578,697	$16,429,641
Receivable for fund shares sold	81,296	970
Dividends receivable	119,865	22,102
Prepaid expenses	26,083	15,526

Total Assets	143,805,941	16,468,239

Liabilities
Payable for investments purchased	756,165	–
Payable for fund shares redeemed	17,073	–
Payable to Adviser	108,410	6,547
Payable to administrator, fund accountant, and transfer agent	16,751	3,843
Payable to custodian	2,572	231
Payable to trustees	164	164
Other accrued expenses	32,759	20,881

Total Liabilities	933,894	31,666

Net Assets	$142,872,047	$16,436,573

Net Assets consist of:
Paid-in capital	$111,644,015	$14,724,232
Accumulated undistributed net investment income	320,437	36,412
Accumulated undistributed net realized gain (loss) from investment transactions	9,565,504	(1,794,789)
Net unrealized appreciation on investments	21,342,091	3,470,718

Net Assets	$142,872,047	$16,436,573

Shares outstanding (unlimited number of shares authorized, no par value)	9,097,149	1,038,392

Net asset value, offering and redemption price per share	$15.71	$15.83

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF OPERATIONS

For the year ended March 31, 2015

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Investment Income
Dividend income (net of foreign taxes withheld of $1,989 and $498)	$2,209,942	$350,507

Total investment income	2,209,942	350,507

Expenses
Investment Adviser fee	1,196,543	162,130
Administration expenses	76,598	9,092
Fund accounting expenses	58,516	7,167
Transfer agent expenses	107,570	29,457
Legal expenses	22,486	22,060
Registration expenses	30,363	20,236
Custodian expenses	24,337	4,019
Audit expenses	15,000	15,000
Trustee expenses	14,956	14,956
Insurance expense	11,097	4,013
Pricing expenses	4,155	3,442
Report printing expense	38,379	1,387
CCO expense	8,836	8,836
Overdraft expense	2,491	207
Miscellaneous expenses	4,906	3,378

Total expenses	1,616,233	305,380
Fees recouped by Adviser	48,494	–
Fees waived by Adviser	–	(61,959)

Net operating expenses	1,664,727	243,421

Net investment income	545,215	107,086

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	11,396,194	1,563,728
Net change in unrealized appreciation of investment securities	(2,337,737)	(488,494)

Net realized and unrealized gain on investments	9,058,457	1,075,234

Net increase in net assets resulting from operations	$9,603,672	$1,182,320

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Dean Small Cap Value Fund		Dean Mid Cap Value Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase in Net Assets due to:
Operations
Net investment income	$545,215	$503,276	$107,086	$34,076
Net realized gain on investment transactions	11,396,194	8,662,625	1,563,728	937,702
Net change in unrealized appreciation (depreciation) of investments	(2,337,737)	13,640,301	(488,494)	1,746,972

Net increase in net assets resulting from operations	9,603,672	22,806,202	1,182,320	2,718,750

Distributions
From net investment income	(728,050)	(21,427)	(99,767)	(8,760)
From net realized gains	(10,101,560)	(4,294,051)	—	—

Total distributions	(10,829,610)	(4,315,478)	(99,767)	(8,760)

Capital Transactions
Proceeds from shares sold	37,312,601	56,334,010	859,528	564,447
Reinvestment of distributions	10,139,258	3,972,153	97,140	8,511
Amount paid for shares redeemed	(40,757,716)	(20,882,484)	(1,635,165)	(253,603)

Net increase (decrease) in net assets resulting from capital transactions	6,694,143	39,423,679	(678,497)	319,355

Total Increase in Net Assets	5,468,205	57,914,403	404,056	3,029,345

Net Assets
Beginning of year	137,403,842	79,489,439	16,032,517	13,003,172

End of year	$142,872,047	$137,403,842	$16,436,573	$16,032,517

Accumulated undistributed net investment income included in net assets at end of year	$320,437	$503,272	$36,412	$34,076

Share Transactions
Shares sold	2,359,161	3,825,788	55,742	43,090
Shares issued in reinvestment of distributions	688,341	259,279	6,420	603
Shares redeemed	(2,558,850)	(1,374,845)	(105,343)	(18,733)

Net increase (decrease) in shares outstanding	488,652	2,710,222	(43,181)	24,960

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012		March 31, 2011
Net asset value, beginning of year	$15.96	$13.48	$11.58	$11.41		$9.57

Income from investment operations:
Net investment income	0.07	0.06	0.02 (a)	0.04	(a)	0.02 (a)
Net realized and unrealized gains on investments	1.00	2.96	1.92	0.14		1.93 (b)

Total income from investment operations	1.07	3.02	1.94	0.18		1.95

Less distributions:
From net investment income	(0.09)	– (c)	(0.04)	(0.01)		(0.11)
From net realized gains	(1.23)	(0.54)	–	–		–

Total distributions	(1.32)	(0.54)	(0.04)	(0.01)		(0.11)

Net asset value, end of year	$15.71	$15.96	$13.48	$11.58		$11.41

Total Return (d)	7.25%	22.57%	16.81%	1.58%		20.47%
Ratios and Supplemental Data
Net assets, end of year (000)	$142,872	$137,404	$79,489	$54,277		$30,274
Ratio of expenses to average net assets
After fee waivers and/or expense reimbursement/recoupment by Adviser	1.25%	1.25%	1.25%	1.32	%(e)	1.50%
Before fee waivers and/or expense reimbursement/recoupment by Adviser	1.22%	1.21%	1.41%	1.58%		2.03%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement/recoupment by Adviser	0.41%	0.44%	0.13%	0.36%		0.20%
Before fee waivers and/or expense reimbursement/recoupment by Adviser	0.45%	0.48%	(0.03)%	0.10%		(0.33)%
Portfolio turnover rate	128%	96%	142%	214%		183%

(a)	Calculated using the average shares method.
(b)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the statement of operations.
(c)	Rounds to less than $0.005 per share.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Effective August 1, 2011, the Adviser agreed to waive fees to maintain Fund expenses at 1.25% (excluding Service fees). Prior to that date, the expense cap was 1.50%.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011
Net asset value, beginning of year	$14.82	$12.31	$10.81	$10.52	$9.89

Income from investment operations:
Net investment income	0.11	0.03	0.06	0.03	0.08 (a)
Net realized and unrealized gains on investments	1.00	2.49	1.52	0.31	0.65 (b)

Total income from investment operations	1.11	2.52	1.58	0.34	0.73

Less distributions:
From net investment income	(0.10)	(0.01)	(0.08)	(0.05)	(0.10)

Total distributions	(0.10)	(0.01)	(0.08)	(0.05)	(0.10)

Net asset value, end of year	$15.83	$14.82	$12.31	$10.81	$10.52

Total Return (c)	7.50%	20.46%	14.71%	3.29%	7.39%
Ratios and Supplemental Data
Net assets, end of year (000)	$16,437	$16,033	$13,003	$10,929	$9,985
Ratio of expenses to average net assets:
After fee waivers and/or expense reimbursement by Adviser	1.50%	1.50%	1.50%	1.50%	1.50%
Before fee waivers and/or expense reimbursement by Adviser	1.88%	2.01%	2.23%	2.57%	2.52%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement by Adviser	0.66%	0.24%	0.52%	0.34%	0.82%
Before fee waivers and/or expense reimbursement by Adviser	0.28%	(0.27)%	(0.20)%	(0.73)%	(0.20)%
Portfolio turnover rate	52%	43%	49%	59%	111%

(a)	Calculated using the average shares method
(b)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2015

NOTE 1. ORGANIZATION

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirement applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended March 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in real estate

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

investment trusts (“REITS”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. For the fiscal year ended March 31, 2015, there were no material reclassifications.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service using observable inputs other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used at March 31, 2015 in valuing the Small Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$136,002,923	$–	$–	$136,002,923
Money Market Securities	7,575,774	–	–	7,575,774
Total	$143,578,697	$–	$–	$143,578,697

* Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used at March 31, 2015 in valuing the Mid Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$15,647,316	$–	$–	$15,647,316
Money Market Securities	782,325	–	–	782,325
Total	$16,429,641	$–	$–	$16,429,641

* Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended March 31, 2015, the Funds had no transfers between levels. The Funds recognize transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Each Fund’s investments are managed by the Adviser pursuant to the terms of an advisory agreement. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreements, the Adviser is entitled to an investment advisor fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Small Cap Fund and 1.00% of the average daily net assets of the Mid Cap Fund. For the fiscal year ended March 31, 2015, the Adviser earned fees, before the waiver and recoupment described below, of $1,196,543 and $162,130 from the Small Cap Fund and the Mid Cap Fund, respectively. The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015

NOTE 4. FEES AND TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES – continued

and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at 1.25% of average daily net assets for the Small Cap Fund and 1.50% of the average daily net assets for the Mid Cap Fund through July 31, 2015. At March 31, 2015, the Adviser was owed $108,410 from the Small Cap Fund and $6,547 from the Mid Cap Fund. Each waiver or reimbursement by the Adviser with respect to a Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. For the fiscal year ended March 31, 2015, the Adviser has recouped fees of $48,494 for the Small Cap Fund and has waived fees of $61,959 for the Mid Cap Fund.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at March 31, 2015, were as follows:

Fund	Amount	Expires March 31,
Small Cap Value Fund	$95,674	2016
Mid Cap Value Fund	81,023	2016
	73,903	2017
	61,959	2018

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Trust also retains HASI to act as each Fund’s transfer agent and to provide fund accounting services. Expenses incurred by the Funds for these expenses are allocated to the individual Funds based on each Fund’s relative net assets. For the fiscal year ended March 31, 2015, fees for administrative, transfer agent, and fund accounting services, reimbursement of out-of-pocket expenses, and Custodian expenses and the amounts due to HASI and the Custodian at March 31, 2015 were as follows:

	Small Cap Fund	Mid Cap Fund
Administration expenses	$76,598	$9,092
Fund accounting expenses	58,516	7,167
Transfer agent expenses	107,570	29,457
Custodian expenses	24,337	4,019
Payable to HASI	16,751	3,843
Payable to Custodian	2,572	231

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended March 31, 2015.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and the Custodian. A Trustee of the Trust is a member of management of the Custodian and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended March 31, 2015, purchases and sales of investment securities, other than short-term investments, were as follows:

	Small Cap Fund	Mid Cap Fund
Purchases
U.S. Government Obligations	$–	$–
Other	166,689,018	8,143,361
Sales
U.S. Government Obligations	$–	$–
Other	169,888,523	9,387,835

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2015, Dean Wealth Management LP and The CH Dean Companies LLC, each an affiliate of the Adviser and Sub-Adviser, owned 43.98% and 18.04%, respectively, of the Mid Cap Fund. As a result, Dean Wealth Management LP may be deemed to control the Mid Cap Fund.

NOTE 8. FEDERAL TAX INFORMATION

As of March 31, 2015, the net unrealized appreciation of investments for tax purposes was as follows:

	Small Cap Fund	Mid Cap Fund
Gross unrealized appreciation	$21,635,651	$3,604,704
Gross unrealized depreciation	(332,581)	(122,230)

Net unrealized appreciation	$21,303,070	$3,482,474

Federal income tax cost	$122,275,627	$12,947,167

Small Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$2,846,373	$3,878,607
Long-term capital gains	7,983,237	436,871

	$10,829,610	$4,315,478

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2015

NOTE 8. FEDERAL TAX INFORMATION – continued

Mid Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$99,767	$8,760

	$99,767	$8,760

As of March 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Value Fund	Mid Cap Value Fund
Undistributed ordinary income	$364,819	$21,963
Undistributed long-term realized gain	10,811,227	–
Accumulated capital and other losses	(1,251,084)	(1,792,096)
Unrealized appreciation (depreciation)	21,303,070	3,482,474

	$31,228,032	$1,712,341

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the receipt of non-taxable distributions.

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of March 31, 2015, accumulated capital and other losses for the Small Cap Value Fund consist of:

Post October Losses	Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses*	Total
$1,206,703	$–	$44,382	$1,251,084

* Qualified late-year ordinary losses are the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

As of March 31, 2015, the Small Cap Value Fund did not have any unused capital loss carryforward available for federal tax purposes.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2014

NOTE 8. FEDERAL TAX INFORMATION – continued

As of March 31, 2015, for federal income tax purposes, the Mid Cap Value Fund has capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Pre-RIC Modernization Act	Amount	Expires March 31,
Mid Cap Value Fund	$1,792,096	2018

Total	$1,792,096

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. During the year ended March 31, 2015, the Mid Cap Fund utilized $1,571,397 in capital loss carryforwards.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since March 31, 2015, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Dean Funds and

Board of Trustees of Unified Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds, comprising Dean Small Cap Value Fund and Dean Mid Cap Value Fund (the “Funds”), each a series of the Unified Series Trust, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Dean Funds as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 21, 2015

Other Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended March 31, 2015, the Dean Mid Cap Fund designates 100% and the Dean Small Cap Fund designates 55.35%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of each Fund’s dividend distribution that qualifies under tax law. For the Dean Mid Cap Fund and Dean Small Cap Fund calendar year 2015 ordinary income dividends, 100% and 65.47% qualify for the corporate dividends received deduction, respectively.

For the year ended March 31, 2015, the Small Cap Fund designated $7,983,237 as long-term capital gain distributions.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 67) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 68) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 64) Independent Trustee, December 2002 to present	Chief Executive Officer of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director and Vice President of Standard Steel Holdings Co. since January 2015; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc. from August 2011 to December 2014; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 62) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Director and Immediate Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 65) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 59)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
John C. Swhear (Age – 53) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Zachary P. Richmond (Age – 34) Treasurer and Chief Financial Officer, November 2014 to present	Manager, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since January 2011; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Interim Treasurer and Chief Financial Officer of Unified Series Trust from August 2014 to November 2014; Assistant Treasurer of Unified Series Trust from May 2011 to August 2014; Supervisor, Fund Administration for Citi Fund Services Ohio, Inc. from October 2007 to December 2010.
Lynn E. Wood (Age – 68) Chief Compliance Officer, October 2004 to present	Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
Latavia M. Evans (Age – 28) Interim Secretary, February 2015 to present	Paralegal, Risk and Compliance, Huntington Asset Services, Inc., the Trust’s administrator, since May 2014; Paralegal at private law firm from May 2012 to May 2014; Paralegal at Fayette County Attorney’s Office from February 2011 to May 2012; Paralegal Intern at Kentucky Department of Public Advocacy from September 2010 to December 2010; Student from September 2009 to December 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 14 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

Factors Considered by the Trustees in Renewing the Management Agreement

Dean Small Cap Value Fund (the “Small Cap Fund”) and Dean Mid Cap Value Fund (the “Mid Cap Fund,” and together with the Small Cap Fund, the “Dean Funds”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Dean Funds and, as required by law, determines annually whether to approve the continuance of each Dean Fund’s management agreement with Dean Investment Associates, LLC (the “Advisor”) and each Dean Fund’s subadvisory agreement between the Advisor and Dean Capital Management, Inc. (the “Subadvisor”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust, the Advisor or the Subadvisor, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened in October 2014 via teleconference to consider the renewal of the management agreement between the Trust and the Advisor (each a “Management Agreement”), and subadvisory agreement between the Advisor and the Subadvisor (each a “Subadvisory Agreement”), on behalf of each Dean Fund, respectively. In advance of the Committee meeting, the Trustees received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to the Trustees in advance of the Committee meeting included the following information: (a) a detailed letter to each of the Advisor and the Subadvisor requesting information that the Board likely would consider in renewing each Management Agreement and Subadvisory Agreement, and the Advisor’s and Subadvisor’s responses; (b) a description of factors considered by the Board in approving each Management Agreement and Subadvisory Agreement during the prior year; (c) commentary prepared by the Advisor separately discussing each Dean Fund’s performance over the twelve-months ended August 31, 2014, factors affecting this performance, and why the performance varied from that of each Dean Fund’s respective benchmark; (d) a schedule of each Dean Fund’s investments as of June 30, 2014; (e) the Administrator’s memorandum comparing each Dean Fund’s performance returns to those of its respective benchmarks, Morningstar Category, and peer group for the year-to-date, three-month, one-, three-, five- and ten-year periods ended August 31, 2014; comparing each Dean Fund’s advisory fee and total expense ratio to those of its respective peer group; and providing certain other performance and volatility information for the Dean Funds as reported by Morningstar; (f) the Advisor’s fee schedules and performance information for separate accounts managed using the Advisor’s mid cap value and small cap value investment strategies; (g) the Subadvisor’s fee schedules for separate accounts managed using the Subadvisor’s mid cap value and small cap value investment strategies, and the fee schedule the Subadvisor receives for sub-advising a small cap value mutual fund that is part of a different fund complex; (h) a profitability analysis prepared by the Advisor with respect to each Management Agreement; (i) a profitability analysis prepared by the Subadvisor with respect to each Subadvisory Agreement; (j) the preliminary consolidated balance sheet of The C.H. Dean Companies, LLC, the holding company of C.H. Dean, LLC, the Advisor’s parent company, dated July 31, 2014, and preliminary consolidated income statement for The C.H. Dean Companies, LLC for the year ended July 31, 2014; (k) the Subadvisor’s preliminary balance sheet dated July 31, 2014 and preliminary income statement for the year ended July 31, 2014; (l) soft dollar reports prepared by the Advisor and the Subadvisor with respect to the Dean Funds; (m) copies of each Dean Fund’s Management Agreement, Subadvisory Agreement, and expense cap agreement; (n) a report from the Trust’s Chief Compliance Officer summarizing his review of the Advisor’s and the Subadvisor’s compliance policies and procedures; (o) and a memorandum prepared by Management Practice Inc. (“MPI”), which presented profitability data for 16 publicly owned investment management companies, including average profitability based on the type of advisory product offered. After discussing these materials, the Committee contacted certain executives of the Advisor and the Subadvisor, including the Advisor’s President and each of the Advisor’s and the Subadvisor’s respective Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee.

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

At the Board’s November 2014 in-person meeting, the Trustees approved the continuation of the Management Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor on behalf of each Dean Fund for an additional year. The Trustees’ approval of each Management Agreement and Subadvisory Agreement was based on a consideration of all of the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Management Agreements and Subadvisory Agreements are reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of these agreements in previous years.

(a)	The Nature, Extent and Quality of Services – The Trustees reviewed the Advisor’s and the Subadvisor’s responses regarding the resources provided to each Dean Fund and considered whether these resources are adequate in light of the desired growth in the levels of each Dean Fund’s assets. The Trustees also considered the services the Advisor and Subadvisor respectively provide to the Dean Funds. The Trustees noted, for example, that the Advisor is responsible for executing trades and voting proxies for the Dean Funds and overseeing the Subadvisor’s services to the Dean Funds, while the Subadvisor is responsible for making investment decisions for and managing the portfolios of the Dean Funds. The Trustees determined that the Advisor’s and Subadvisor’s resources appear reasonable, and specifically noted that the Advisor and Subadvisor continue to provide the services and support of various administrative and professional staff, including the Advisor’s and Subadvisor’s Chief Compliance Officers. The Trustees also noted that the Subadvisor provides an experienced portfolio manager to manage each Dean Fund, while the Advisor provides traders. The Trustees noted the Advisor’s and Subadvisor’s representations that each maintains an E&O insurance policy.

(b)	Fund Performance – The Trustees discussed each Dean Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance.

(1)	Mid Cap Fund – The Trustees observed that the Mid Cap Fund underperformed its peer group average and the performance of both benchmarks, the Russell Mid Cap Value and the Russell Mid Cap Indices, over the one-, three-, five- and ten-year periods ended August 31, 2014. The Trustees considered, however, that the Mid Cap Fund changed its investment strategy from a large cap strategy in March 2011, and that the Fund outperformed its peer group median and average over the three-year period and outperformed its peer group average (equaling the peer group median) over the one-year period. The Trustees considered the Advisor’s representation that the much of the Mid Cap Fund’s underperformance versus its benchmark over the past year was the result of its overweight position to the poor performing Consumer Discretionary sector and poor stock selection in the Materials sector.

The Trustees also considered the Advisor’s and Subadvisor’s representations that they jointly manage a number of separate accounts using the same strategy used to manage the Mid Cap Fund, and considered the composite returns of these separately managed accounts over the past three calendar years. The Trustees observed that the Mid Cap Fund’s gross returns were in line with, though slightly trailed, the gross returns of the composite, and considered the Subadvisor’s representation that the slight differences in returns were the result of the Mid Cap Fund’s cash flows.

(2)

Small Cap Fund – The Trustees observed that the Small Cap Fund had performed well, outperforming both benchmarks, the Russell 2000 Value and Russell 2000 Indices, over the three- and five-year periods ended August 31, 2014, and outperforming one of the two benchmarks (underperforming the other) over the one- and ten-year periods. The Trustees also noted that the Small Cap Fund had outperformed the peer group average and median over the one-, three-, and five-year periods, though

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

underperformed the peer group average over the ten-year period (outperforming the median). The Trustees considered the Subadvisor’s explanation that the Small Cap Fund’s one-year performance was helped by strong stock selection in the Consumer Staples and Information Technology sectors. The Trustees also noted the Subadvisor’s explanation that the Small Cap Fund’s one-year performance was hurt by poor stock selection in the Materials and Energy sectors.

The Trustees also considered the Advisor’s and Subadvisor’s representation that they jointly manage a number of separate accounts using the same strategy used to manage the Small Cap Fund, and considered the composite returns of these separately managed accounts over the past five calendar years. The Trustees noted that the Small Cap Fund’s gross returns were generally in line with the gross returns of the composite, and that the Subadvisor had indicated that any differences in returns were attributable to the Small Cap Fund’s cash flows.

(c)	Fee Rates and Profitability

(1)	Mid Cap Fund – The Trustees observed that the Mid Cap Fund’s gross advisory fee is equal to the peer group average and slightly higher than the peer group median. The Trustees also noted that while the Mid Cap Fund’s net advisory fee is higher than that of the peer group average and median, much of this is the result of extensive fee and expense waivers/reimbursements for several of the peer group funds. The Trustees considered that the Mid Cap Fund’s net expense ratio is lower than the peer group average though higher than the peer group median. They also noted that the Advisor is contractually obligated to cap expenses of the Mid Cap Fund through July 31, 2015.

The Trustees also reviewed the Advisor’s fee schedule for other accounts managed by the Advisor using its mid cap value strategy, and noted that the Mid Cap Fund’s net advisory fee is lower than the management fee charged to mid cap value separate accounts. The Trustees considered, however, that the Advisor negotiates management fees for accounts above a certain asset level. The Trustees also considered that the fee the Advisor pays the Subadvisor to manage the Mid Cap Fund pursuant to the Subadvisory Agreement is lower than the fee the Advisor pays the Subadvisor to manage other accounts using the mid cap value strategy.

(2)	Small Cap Fund – The Trustees observed that the Small Cap Fund’s gross advisory fee is slightly lower than the peer group average and equal to the peer group median. The Trustees also noted that the Small Cap Fund is currently reimbursing the Advisor for past waived/reimbursed fees and expenses under the Small Cap Fund’s expense cap. The Trustees noted that, as a result of these reimbursements, the Small Cap Fund’s net advisory fee is higher than its gross advisory fee. The Trustees observed that the Small Cap Fund’s net expense ratio is lower than the peer group median and only slightly higher than the peer group average. They also noted that the Advisor is contractually obligated to cap expenses of the Small Cap Fund through July 31, 2015, though the Small Cap Fund’s expenses are below the level of the expense cap.

The Trustees also reviewed the Advisor’s fee schedule for other accounts managed by the Advisor using its small cap value strategy, and noted that the lowest fee rate for large accounts is the same as the Small Cap Fund’s gross management fee and slightly lower than the Small Cap Fund’s net management fee. The Trustees also considered that the Advisor negotiates management fees for accounts above a certain asset level.

The Trustees reviewed the fees paid to the Subadvisor pursuant to the Subadvisory Agreement, and considered the Subadvisor’s representation that the Advisor pays the Subadvisor the same fee to sub-advise the Small Cap Fund as the Advisor pays the Subadvisor to manage other small cap value accounts. The Trustees also considered the schedule of fees the Subadvisor receives for managing a small cap value mutual fund that is part of a different fund complex, and noted that the fees the Subadvisor receives for managing this other small cap value mutual

MANAGEMENT AGREEMENT RENEWALS – (Unaudited)

fund are lower than the fees it receives for managing the Small Cap Fund. The Trustees considered the Subadvisor’s explanation that with the other mutual fund, the fund’s adviser has its own portfolio managers who are responsible for daily cash flows and daily analytics, which means the Subadvisor is only responsible for managing the portfolio. In contrast, with the Small Cap Fund, the Subadvisor is responsible for managing daily cash flows and daily analysis, in addition to managing the portfolio.

The Trustees also reviewed a profitability analysis prepared by the Advisor and the Subadvisor with respect to the Advisor’s and Subadvisor’s management of each Dean Fund. The Trustees noted that, whether or not marketing expenses are taken into account, the Advisor did not make a profit with respect to managing either Dean Fund. With respect to the Subadvisor, the Trustees noted that, whether or not marketing expenses are taken into account, the Subadvisor did not make a profit with respect to its management of the Mid Cap Fund, but that the Subadvisor made a profit, both before and after marketing expenses, as a result of managing the Small Cap Fund. The Trustees determined that this profit was reasonable, in part based on their consideration of the data provided by MPI on average profitability for equity funds.

The Trustees also considered other potential benefits that the Advisor and Subadvisor may receive in connection with their management of the Dean Funds. These benefits include third-party research obtained using soft dollars generated by certain Dean Fund transactions, which may be used to benefit the applicable Dean Fund along with other clients of the Advisor and Subadvisor. The Trustees noted that the Advisor and Subadvisor direct the Dean Funds’ brokerage transactions to brokers who provide access to such research services, and reviewed a report prepared by the Advisor and Subadvisor with respect to these transactions. The Trustees considered the Advisor’s and Subadvisor’s representations that the average commission rates for the Dean Funds are identical to the average commission rates paid by the Advisor’s and Subadvisor’s separate account clients, and that the soft-dollar products and services generated by these transactions benefit all of the Advisor’s and Subadvisor’s clients, including the Dean Funds.

(d)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by the Advisor as the Dean Funds grow larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that while the Small Cap Fund grew rapidly over the past year, that it has just last year reached the level of assets where reimbursement is no longer necessary. The Trustees also noted that the Advisor is still waiving/reimbursing expenses for the Mid Cap Fund, and that the Advisor expects this to continue until the assets of the Mid Cap Fund have increased substantially. The Trustees also noted that the Advisor is not making a profit as a result of managing either Dean Fund. The Trustees determined that this issue required no immediate action, and that they would revisit the matter as changing circumstances–e.g., the growth of the either Dean Fund—may render it appropriate to do so.

*    *    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees approved the continuation of each Management Agreement and Subadvisory Agreement for an additional year.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 899-8343 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 899-8343 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Latavia M. Evans, Interim Secretary

Zachary P. Richmond, Treasurer and Chief

Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio. 45431

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collects the following nonpublic personal information about you:

•	Information the Funds receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through its transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Dean Funds:	FY 2015	$25,000
	FY 2014	$24,000

(b)	Tax Fees

Registrant
The Dean Funds:	FY 2015	$5,000
	FY 2014	$5,000

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(c)	All Other Fees

Registrant
The Dean Funds:	FY 2015	$0
	FY 2014	$0

(d)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(e) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(f) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2015	$0	$0
FY 2014	$0	$0

(g) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date     5/28/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date     5/28/2015

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date     5/28/2015